UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New york	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 1, 2021, Arrow Electronics, Inc. (the “Company”) issued and sold $500,000,000 in aggregate principal amount of its 2.950% notes due 2032 (the “Notes”) in a registered public offering pursuant to an effective Registration Statement on Form S-3 (File No. 333-253773) (the “Registration Statement”) filed with the Securities and Exchange Commission. The Notes were issued pursuant to the indenture, dated as of June 1, 2017 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the third supplemental indenture, dated as of December 1, 2021 (the “Third Supplemental Indenture”), between the Company and the Trustee.

The Base Indenture, the Third Supplemental Indenture and the form of the Note are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and are each incorporated herein by reference. The Base Indenture, the Third Supplemental Indenture and the form of the Note are also filed with reference to, and are hereby incorporated by reference in, the Registration Statement.

Item 8.01.	Other Events.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated as of November 16, 2021 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Legal Opinion Letter

In connection with the offering, a legal opinion letter of Latham & Watkins LLP regarding the validity of the Notes is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 16, 2021, by and among the Company and BofA Securities, Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters.
4.1	Indenture, dated as of June 1, 2017, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 to the company's Post-effective amendment No. 1 to the Form S-3 dated June 1, 2017, Commission File No. 1-4482).
4.2	Third Supplemental Indenture, dated as of December 1, 2021, by and between the Company and U.S. Bank National Association, as trustee.
4.3	Form of 2.950% Note due 2032 (included in Exhibit 4.2)
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLC (included in their opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: December 1, 2021	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal Officer and Secretary